Exhibit 10.5

CONTINGENT OPTION AGREEMENT

This Contingent Option Agreement is made to be effective as of July 21, 2011 by and between Rick Darnell as Seller and Bill Hodson and Brad Nichols as Buyers (1/2 each).

WHEREAS, Rick Darnell is the owner of 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation.

WHEREAS, Bill Hodson and Brad Nichols desire to acquire an option to purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation, under certain terms and conditions set forth below upon the occurrence of various contingencies set forth below.

WHEREAS, Rick Darnell as Seller is willing to grant Bill Hodson and Brad Nichols as Buyers (1/2 each) the option to purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation, under certain terms and conditions set forth below and upon the occurrence of various contingencies set forth below.

NOW THEREFORE, the parties agree as follows:

During the term of this Contingent Option Agreement, Rick Darnell shall not sell, transfer, or borrow against the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation.

For the purpose of this Contingent Option Agreement the term “outside growth capital” shall mean an equity investment by which one or more investors purchase common stock in SF Blu Vu, Inc., a Nevada corporation, other than through the efforts of Bill Hodson and Brad Nichols.

1.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation, then at any time prior to December 31, 2012, Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Four Hundred Thousand Dollars ($400,000).

2.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and the publicly traded company has not secured an equity investment of $350,000 in outside growth capital by December 31, 2011 or March 31, 2012, as the case may be, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

3.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and the publicly traded company has not secured an equity investment of $600,000 in outside growth capital by June 30, 2012, as the case may be, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

4.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and the publicly traded company has not secured an equity investment of $850,000 in outside growth capital by December 31, 2012, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

5.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and the publicly traded company reports cumulative gross revenue of Six Hundred Thousand ($600,000) by June 30, 2012, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

6.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and the publicly traded company reports cumulative gross revenue of One Million Five Hundred Thousand ($1,500,000) by December 31, 2012, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

7.           Provided that LiveWire MC2, LLC becomes the subsidiary of a publicly traded corporation and Bill Hodson and Brad Nichols secure funding in excess of $200,000 that is not “outside growth capital” for the public corporation or LiveWire MC2, LLC, then Bill Hodson and Brad Nichols as Buyers (1/2 each) can purchase the 1,000,000 shares of Series A Preferred Stock of SF Blu Vu, Inc., a Nevada corporation for Two Dollars ($2.00).

IN WITNESS HEREOF, the parties acknowledge their agreement to the foregoing terms by their signatures below.

/s/ Rick Darnell
Rick Darnell

/s/ Bill Hodson
Bill Hodson

/s/ Brad Nichols
Brad Nichols

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